Goodwill and Other Intangibles	12 Months Ended
Dec. 31, 2017
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangibles

Note 8: Goodwill and Other Intangibles

Changes in the carrying amount of goodwill, for the years ended December 31, 2017 and 2016 are as follows:

	Agricultural Equipment	Construction Equipment	Commercial Vehicles	Powertrain	Financial Services	Total
	(in millions)
Balance at January 1, 2016	$1,645	$588	$57	$5	$152	$2,447
Impact of foreign exchange	3	—	(2)	—	1	2
Balance at December 31, 2016	$1,648	$588	$55	$5	$153	$2,449
Impact of foreign exchange and other	6	5	9	—	3	23
Balance at December 31, 2017	$1,654	$593	$64	$5	$156	$2,472

Goodwill and other indefinite-lived intangible assets are tested for impairment annually or more frequently if a triggering event occurs. In 2017 and 2016, CNH Industrial performed its annual impairment review as of December 31 and concluded that there were no impairments in either year.

Impairment testing for goodwill is done at a reporting unit level. Under the goodwill impairment test, CNH Industrial’s estimate of the fair value of the reporting unit is compared with its carrying value. An impairment charge should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. CNH Industrial has the option to perform the qualitative assessment for a reporting unit to determine if the quantitative impairment test is necessary.

The vast majority of goodwill, representing approximately 97% of the total, as of December 31, 2017, related to Agricultural Equipment (67%), Construction Equipment (24%) and Financial Services (6%) and as such, the impairment testing of these reporting units is discussed in detail below.

The carrying values for each reporting unit include material allocations of the Company’s assets and liabilities and costs and expenses that are common to all of the reporting units. CNH Industrial believes that the basis for such allocations has been consistently applied and is reasonable.

CNH Industrial determines the fair value of its reporting units using multiple valuation methodologies, relying largely on an income approach but also incorporating value indicators from a market approach, with reference to the reporting units with the most significant allocated goodwill.

Under the income approach, CNH Industrial calculates the fair value of a reporting unit based on the present value of estimated future cash flows. The income approach is dependent on several critical management assumptions, including estimates of future sales, gross margins, operating costs, income tax rates, terminal value growth rates, capital expenditures, changes in working capital requirements, and the weighted average cost of capital (discount rate). Discount rate assumptions include an assessment of the risk inherent in the future cash flows of the respective reporting units. Expected cash flows used under the income approach are developed in conjunction with CNH Industrial budgeting and forecasting process.

Under the market approach, CNH Industrial estimates the fair value of the Agricultural Equipment and Construction Equipment reporting units using revenue and EBITDA multiples and estimates the fair value of the Financial Services reporting unit using book value, tangible book value and interest margin multiples. The multiples are derived from comparable publicly-traded companies with similar operating and investment characteristics as the respective reporting units. The guideline company method makes use of market price data of corporations whose stock is actively traded in a public, free and open market, either on an exchange or over-the counter basis. Although it is clear no two companies are entirely alike, the corporations selected as guideline companies must be engaged in the same, or a similar, line of business or be subject to similar financial and business risks, including the opportunity for growth.

As of December 31, 2017, the estimated fair values of all reporting units with goodwill exceeded the carrying value by more than 30%. Accordingly, management determined that none of the reporting units were at higher risk for impairment at December 31, 2017. The sum of the fair values of CNH Industrial’s reporting units was in excess of CNH Industrial’s market capitalization. CNH Industrial believes that the difference between the fair value and market capitalization is reasonable (in the context of assessing whether any asset impairment exists) when market-based control premiums are taken into consideration.

As of December 31, 2017, and 2016, the Company’s other intangible assets and related accumulated amortization consisted of the following:

		2017			2016
	Weighted Avg. Life	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
	(in millions)
Other intangible assets subject to amortization:
Dealer networks	15	$328	$199	$129	$316	$168	$148
Patents, concessions and licenses and other	5-25	1,834	1,444	390	1,649	1,284	365
		2,162	1,643	519	1,965	1,452	513
Other intangible assets not subject to amortization:
Trademarks		273	—	273	274	—	274
Total Other intangible assets		$2,435	$1,643	$792	$2,239	$1,452	$787

CNH Industrial recorded amortization expense of $115 million, $111 million, and $107 million during 2017, 2016, and 2015, respectively.

Based on the current amount of other intangible assets subject to amortization, the estimated annual amortization expense for each of the succeeding 5 years is expected to be as follows: $109 million in 2018; $91 million in 2019; $64 million in 2020, $54 million in 2021; and $44 million in 2022.